Exhibit 99.1

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Mercury Low Duration Fund (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 18, 2003

                                                      /s/ Donald C. Burke
                                                      --------------------------
                                                      Donald C. Burke,
                                                      Chief Financial Officer of
                                                      Mercury Low Duration Fund

Exhibit 99.1

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Terry K. Glenn, President of Mercury Low Duration Fund (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 18, 2003

                                                      /s/ Terry K. Glenn
                                                      -------------------------
                                                      Terry K. Glenn,
                                                      President of
                                                      Mercury Low Duration Fund